Exhibit 99.2
FINANCIAL SUPPLEMENT
June 30, 2010
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Severance Charges
For the three and six months ended June 30, 2010, the Company incurred $0.5 million and $6.9 million, respectively, of severance costs relating to targeted global headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.
Agreement to Acquire HotJobs Business From Yahoo! Inc.
On February 3, 2010, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Yahoo! Inc. (“Yahoo!”), pursuant to which the Company has agreed to acquire from Yahoo! certain assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) for a purchase price of $225.0 million in cash payable at the closing of the transaction. The closing is subject to customary conditions, including the receipt of requisite antitrust approvals. Either party may terminate the Asset Purchase Agreement, subject to certain exceptions, (i) in the event of an uncured breach of the Asset Purchase Agreement by the other party, (ii) if the closing has not occurred by August 25, 2010 (the “Termination Date”), provided that the Termination Date may be extended by up to nine additional months, in Yahoo!’s sole discretion, in connection with any antitrust related regulatory action or proceeding, (iii) if a legal restraint would prevent the consummation of the closing or (iv) if either party is compelled by a government authority to sell, hold separate or otherwise dispose of all or any portion of the HotJobs Assets or limit the operation of the HotJobs business.
In connection with the transaction, the Company and Yahoo! entered into certain other ancillary agreements to be effective as of the closing of the acquisition, including (i) a license agreement, pursuant to which Yahoo! will grant to the Company a license of certain patents and trade secrets for use by the Company, and the Company will agree to grant back to Yahoo! a license of the technology, trade secrets and patents assigned to the Company under the Asset Purchase Agreement, (ii) a transition services agreement to ensure the Company’s ability to operate the HotJobs business for a period of six months following the closing (as such time period may be extended at the Company’s discretion by up to three additional months) and (iii) a commercial traffic agreement, pursuant to which Yahoo! has agreed to place hyperlinks on Yahoo!’s homepages in the United States and Canada and certain other Yahoo! properties designed to direct user traffic to Monster.com and Monster.ca.
On April 7, 2010, the Company received a request for additional information from the U.S. Federal Trade Commission (“FTC”) with respect to the proposed acquisition of the HotJobs Assets. The request for information from the FTC is part of the investigative regulatory review process under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”). The Company has responded expeditiously to this request and will continue to work cooperatively with the FTC in connection with this review. Completion of the transaction remains subject to the expiration or termination of the waiting period under the HSR Act and other customary closing conditions. The Company continues to expect the transaction to close during the third quarter of 2010.
In the three and six months ended June 30, 2010, the Company incurred $5.2 million and $9.6 million, respectively, of acquisition related costs associated with the agreement to acquire the HotJobs Assets. These costs primarily relate to legal fees, professional fees and other costs associated with the acquisition. We expect to continue to incur significant acquisition related costs and integration fees in 2010 relating to the acquisition of the HotJobs Assets.

Restructuring Actions
On July 30, 2007, we announced a strategic restructuring plan intended to position the Company for sustainable long-term growth in the rapidly evolving global online recruitment and advertising industry.
The restructuring plan was originally designed to reduce the Company’s workforce by approximately 800 associates. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and identified 100 associates who will be staying with the Company. Through June 30, 2009, when all the initiatives relating to the 2007 restructuring plan were complete, the Company had notified or terminated approximately 700 associates and approximately 140 associates had voluntarily left the Company. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. Since the inception of the 2007 restructuring program through the completion of the program in the second quarter of 2009, the Company has incurred $49.1 million of restructuring expenses. The Company will not incur any new charges relating to this program.
For the three and six months ended June 30, 2009, we recorded $5.1 million and $16.1 million, respectively, of restructuring costs, primarily related to severance, fixed asset write-offs and office consolidations.
Auction Rate Securities
In the three months ended June 30, 2010, the Company received at par value $9.8 million from issuer redemptions of auction rate securities, resulting in a $0.8 million benefit which was recorded in interest and other, net, in the consolidated statement of operations for the three months ended June 30, 2010. In the six months ended June 30, 2010, the Company received at par value $12.3 million from issuer redemptions of auction rate securities, resulting in a $1.0 million benefit which was recorded in interest and other, net, in the consolidated statement of operations for the six months ended June 30, 2010.
In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. The Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. As part of the settlement agreement, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. Accordingly, the Company recorded a realized loss of $4.8 million in the fourth quarter of 2009 relating to the settlement with RBC, which was reflected in interest and other, net in the consolidated statement of operations for the fiscal year ended December 31, 2009. In the second quarter of 2010, the Company received $1.1 million from RBC relating to auction rate securities which were redeemed by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. The Company’s receipt of $1.1 million from RBC resulted in a $1.1 million benefit recorded in interest and other, net, in the consolidated statement of operations for the six months ended June 30, 2010.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR.com Holdings Ltd. (“ChinaHR”). In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three and six months ended June 30, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $0.7 million and $1.7 million, respectively.

Professional Fees
For the three and six months ended June 30, 2009, we recorded approximately $2.2 million and $5.3 million, respectively, of professional fees relating to our historical stock option granting practices. These costs primarily related to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
As a consequence of the Company’s entry into the settlement agreement with respect to the ERISA class action and settlement of the Company’s claims against a former member of senior management, we do not expect to continue to incur significant professional fees or legal fees paid on behalf of former employees and former members of senior management related to or in connection with matters relating to our historical stock option grant practices.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: net costs associated with the Company’s historical stock option grant practices, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to the product and technology global reorganization; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR; realized and unrealized gains and losses on marketable securities; transaction costs related to the proposed acquisition of Yahoo! HotJobs; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Bookings represent the dollar value of contractual orders received in a quarter.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	6M 2009	6M 2010

Monster Careers	$320,953	$297,606	$257,931	$222,849	$190,397	$179,941	$179,409	$182,582	$183,808	$413,246	$366,390
Internet Advertising & Fees	33,341	34,583	32,741	31,554	32,660	34,592	33,740	32,723	31,109	64,214	63,832

Revenue	354,294	332,189	290,672	254,403	223,057	214,533	213,149	215,305	214,917	477,460	430,222

Salary and related	127,346	128,904	123,211	112,037	103,564	102,752	105,475	118,183	104,089	215,601	222,272
Office and general	61,754	57,124	44,091	45,793	42,917	42,422	31,623	45,544	41,214	88,710	86,758
Marketing and promotion	68,976	57,684	52,684	73,691	44,953	45,757	45,260	59,581	46,925	118,644	106,506
Provision for (Reversal of) legal settlements, net	40,100	—	—	—	—	(6,850)	—	—	—	—	—
Restructuring and other special charges	2,732	3,592	3,156	11,008	5,097	—	—	—	—	16,105	—
Depreciation expense	12,330	13,336	14,761	13,769	14,479	15,230	15,639	14,521	13,782	28,248	28,303
Amortization of restricted stock and RSU Plan	8,351	7,437	7,046	10,149	9,816	9,924	9,417	10,124	10,744	19,965	20,868
Non-cash stock option expense	182	165	178	199	104	157	155	143	133	303	276
Amortization of intangibles	1,274	1,374	2,756	2,551	2,466	2,189	2,210	2,083	1,910	5,017	3,993

Operating expenses	323,045	269,616	247,883	269,197	223,396	211,581	209,779	250,179	218,797	492,593	468,976

Operating income (loss)	31,249	62,573	42,789	(14,794)	(339)	2,952	3,370	(34,874)	(3,880)	(15,133)	(38,754)
Interest and other, net	3,057	5,283	1,560	1,203	76	(48)	(7,059)	(653)	901	1,279	248

Income (loss) from cont. operations, pre-tax	34,306	67,856	44,349	(13,591)	(263)	2,904	(3,689)	(35,527)	(2,979)	(13,854)	(38,506)

Provison for (benefit from) Income taxes	12,153	22,734	14,880	(4,489)	(83)	(30,891)	(2,420)	(12,179)	(829)	(4,572)	(13,008)
Losses in equity interests, net	(3,592)	(2,086)	(339)	(1,239)	(1,190)	(1,044)	(844)	(831)	(807)	(2,429)	(1,638)

Income (loss) from continuing operations	18,561	43,036	29,130	(10,341)	(1,370)	32,751	(2,113)	(24,179)	(2,957)	(11,711)	(27,136)

Income (loss) from disc. operations, net of tax(1)	12,269	(258)	(536)	—	—	—	—	—	—	—	—

Net income (loss)	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(11,711)	$(27,136)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.15	$0.36	$0.25	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.10)	$(0.23)

Net income (loss)	$0.26	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.10)	$(0.23)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.15	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.10)	$(0.23)

Net income (loss)	$0.25	$0.35	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.10)	$(0.23)

Weighted avg. shares outstanding:
Basic shares	120,885	120,057	118,601	118,855	119,274	119,473	119,575	120,032	120,701	119,066	120,367
Diluted shares	121,541	120,722	119,380	118,855	119,274	121,676	119,575	120,032	120,701	119,066	120,367

Global employees (ones)	5,396	5,669	6,961	6,295	5,999	5,779	5,687	5,518	5,546	5,999	5,546
Annualized revenue per average employee	$268.4	$240.2	$184.1	$153.5	$145.1	$145.7	$148.7	$153.7	$155.4	$149.5	$154.6

Net Bookings	306,259	279,989	289,650	186,899	175,468	185,920	258,620	219,054	208,202	362,367	427,256

(1)
- Gain from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010

Monster Careers	$1,271,636	$1,272,246	$1,213,300	$1,099,339	$968,783	$851,118	$772,596	$732,329	$725,740
Internet Advertising & Fees	127,119	128,556	130,327	132,219	131,538	131,547	132,546	133,715	132,164

Revenue	1,398,755	1,400,802	1,343,627	1,231,558	1,100,321	982,665	905,142	866,044	857,904

Salary and related	514,092	519,031	514,576	491,498	467,716	441,564	423,828	429,974	430,499
Office and general	237,793	237,296	224,679	208,762	189,925	175,223	162,755	162,506	160,803
Marketing and promotion	329,232	315,332	291,198	253,035	229,012	217,085	209,661	195,551	197,523
Provision for (Reversal of) legal settlements, net	40,100	40,100	40,100	40,100	—	(6,850)	(6,850)	(6,850)	(6,850)
Restructuring and other special charges	26,256	18,693	16,407	20,488	22,853	19,261	16,105	5,097	—
Depreciation expense	44,130	47,058	51,230	54,196	56,345	58,239	59,117	59,869	59,172
Amortization of restricted stock and RSU Plan	20,051	24,617	28,040	32,983	34,448	36,935	39,306	39,281	40,209
Non-cash stock option expense	518	579	652	724	646	638	615	559	588
Amortization of intangibles	5,554	5,491	6,790	7,955	9,147	9,962	9,416	8,948	8,392

Operating expenses	1,217,726	1,208,197	1,173,672	1,109,741	1,010,092	952,057	913,953	894,935	890,336

Operating income	181,029	192,605	169,955	121,817	90,229	30,608	(8,811)	(28,891)	(32,432)
Interest and other, net	23,746	22,522	17,283	11,103	8,122	2,791	(5,828)	(7,684)	(6,859)

Income from continuing operations, pre-tax	204,775	215,127	187,238	132,920	98,351	33,399	(14,639)	(36,575)	(39,291)

Income taxes	73,080	75,340	64,910	45,278	33,042	(20,583)	(37,883)	(45,573)	(46,319)
Losses in equity interests, net	(9,326)	(8,338)	(7,839)	(7,256)	(4,854)	(3,812)	(4,317)	(3,909)	(3,526)

Income from continuing operations	122,369	131,449	114,489	80,386	60,455	50,170	18,927	5,089	3,502

Income (loss) from disc. operations, net of tax	9,353	9,750	10,304	11,475	(794)	(536)	—	—	—

Net income	$131,722	$141,199	$124,793	$91,861	$59,661	$49,634	$18,927	$5,089	$3,502

Basic earnings per share:
Income from continuing operations	$0.98	$1.07	$0.95	$0.67	$0.51	$0.42	$0.16	$0.04	$0.03

Net income	$1.06	$1.15	$1.04	$0.77	$0.50	$0.42	$0.16	$0.04	$0.03

Diluted earnings per share:
Income from continuing operations	$0.97	$1.07	$0.94	$0.67	$0.51	$0.42	$0.16	$0.04	$0.03

Net income	$1.05	$1.15	$1.03	$0.76	$0.50	$0.41	$0.16	$0.04	$0.03

Weighted avg. shares outstanding:
Basic shares	124,650	122,289	120,557	119,600	119,197	119,051	119,294	119,588	119,945
Diluted shares	125,584	123,075	121,167	120,125	119,558	119,796	119,845	120,139	120,496

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	6M 2009	6M 2010
Cash flows provided by (used for) operating activities:
Net income (loss)	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(11,711)	$(27,136)

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Loss (income) from discontinued operations, net of tax	(12,269)	258	536	—	—	—	—	—	—	—	—
Depreciation and amortization	13,604	14,710	17,517	16,320	16,945	17,419	17,849	16,604	15,692	33,265	32,296
Provision for (Reversal of) legal settlements, net	40,100	—	—	—	—	(6,850)	—	—	—	—	—
Receipts and (payments) for legal settlements, net	—	5,700	(35,587)	—	—	—	—	—	—	—	—
Provision for doubtful accounts	3,207	4,403	5,057	4,072	2,812	1,682	1,588	1,149	398	6,884	1,547
Non-cash compensation	8,533	7,602	7,223	10,348	9,920	10,081	9,572	10,267	10,877	20,268	21,144
Deferred income taxes	(12,263)	12,440	14,572	(2,488)	(3,933)	12,160	(4,550)	(14,713)	(2,872)	(6,421)	(17,585)
Non-cash restructuring write-offs, accelerated amortization, and other	436	924	924	3,690	1,051	3	35	—	144	4,741	144
Loss in equity interests	3,592	2,086	339	1,239	1,190	1,044	844	831	807	2,429	1,638
Losses (gains) on auction rate securities	—	—	—	—	—	—	4,181	(200)	(1,904)	—	(2,104)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	44,812	49,231	(19,371)	72,347	47,892	7,284	(47,061)	17,631	16,930	120,239	34,561
Prepaid and other	18,073	2,522	1,548	3,246	13,615	(16,005)	(3,525)	1,589	(2,201)	16,861	(612)
Deferred revenue	(51,465)	(58,644)	(5,732)	(63,383)	(61,153)	(28,152)	41,054	4,668	(19,725)	(124,536)	(15,057)
Accounts payable, accrued expenses and other liabilities	(13,308)	8,673	(27,790)	(21,237)	(40,657)	(19,574)	14,883	22,569	(8,491)	(61,894)	14,078
Net cash (used for) provided by operating activities of discontinued operations	(2,569)	(962)	(2,758)	(77)	77	—	—	—	—	—	—

Total adjustments	40,483	48,943	(43,522)	24,077	(12,241)	(20,908)	34,870	60,395	9,655	11,836	70,050

Net cash provided by (used for) operating activities	71,313	91,721	(14,928)	13,736	(13,611)	11,843	32,757	36,216	6,698	125	42,914

Cash flows (used for) provided by investing activities:
Capital expenditures	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(26,379)	(20,475)
Purchase of marketable securities	(7,633)	(25,265)	(1,785)	(992)	(6,484)	—	(1,109)	—	—	(7,476)	—
Sale and maturities of marketable securities and other	21,852	66,000	36,981	1,425	1,892	—	67,660	3,414	11,120	3,317	14,534
Payments for acquisitions and intangible assets, net of cash acquired	—	(64,628)	(166,641)	—	—	(300)	—	—	—	—	—
Dividends received from unconsolidated investee	1,011	—	—	—	763	—	—	220	—	763	220
Cash funded to equity investee	—	—	(1,402)	(1,428)	(1,886)	(1,639)	(1,346)	(1,345)	(1,555)	(3,314)	(2,900)

Net cash provided by (used for) investing activities	(14,424)	(44,904)	(155,250)	(15,917)	(17,172)	(14,224)	55,192	(6,247)	(2,374)	(33,089)	(8,621)

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on credit facilities short-term	—	247,000	4,971	199,203	—	—	—	—	—	199,203	—
Payments on borrowings on credit facilities short-term	—	—	(197,893)	—	(157,173)	(99,023)	—	—	—	(157,173)	—
Repurchase of common stock and tax withholdings on net share settlements of restriced stock awards and units	(6,858)	(41,806)	(32)	(1,907)	(528)	(1,869)	(267)	(6,359)	(2,856)	(2,435)	(9,215)
Net borrowings (payments) under capital lease obligations and other debt	(67)	(9)	(15)	(5)	(1)	50,006	—	—	—	(6)	—
Proceeds from the exercise of employee stock options	628	110	305	9	—	46	12	27	39	9	66
Excess tax benefits from equity compensation plans	59	861	22	4	—	8	67	—	—	4	—

Net cash (used for) provided by financing activities	(6,238)	206,156	(192,642)	197,304	(157,702)	(50,832)	(188)	(6,332)	(2,817)	39,602	(9,149)

Effects of exchange rates on cash	(1,933)	(13,303)	(20,044)	(6,327)	13,681	4,438	209	(7,932)	(3,930)	7,354	(11,862)

Net increase (decrease) in cash and cash equivalents	48,718	239,670	(382,864)	188,796	(174,804)	(48,775)	87,970	15,705	(2,423)	13,992	13,282
Cash and cash equivalents, beginning of period	316,736	365,454	605,124	222,260	411,056	236,252	187,477	275,447	291,152	222,260	275,447

Cash and cash equivalents, end of period	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729	$236,252	$288,729

Non — GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$71,313	$91,721	$(14,928)	$13,736	$(13,611)	$11,843	$32,757	$36,216	$6,698	$125	$42,914
Less: Capital expenditures	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(26,379)	(20,475)

Free cash flow	$41,659	$70,710	$(37,331)	$(1,186)	$(25,068)	$(442)	$22,744	$27,680	$(5,241)	$(26,254)	$22,439

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
ASSETS
Current assets:
Cash and cash equivalents	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729
Marketable securities, current	68,579	33,823	1,425	992	14,533	20,482	9,259	8,150	8,300
Accounts Receivable, net	410,427	358,214	376,720	294,449	249,004	243,033	287,698	263,589	242,199
Prepaid and other	121,093	111,754	82,416	82,710	73,866	87,058	73,089	70,229	68,487

Total current assets	965,553	1,108,915	682,821	789,207	573,655	538,050	645,493	633,120	607,715

Marketable securities, non-current	99,330	93,728	90,347	89,196	81,272	75,953	15,410	13,110	4,094
Property and equipment, net	149,048	152,352	161,282	154,559	153,942	150,963	143,727	136,487	136,821
Goodwill	690,161	707,164	894,546	886,970	897,561	930,231	925,758	917,187	892,008
Intangibles, net	32,696	36,694	52,335	49,533	47,420	45,893	43,863	41,173	39,029
Investment in unconsolidated affiliates	44,446	42,360	1,843	1,315	517	525	546	330	640
Other assets	70,475	61,761	33,416	33,314	35,100	32,617	52,393	50,884	52,411

Total assets	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$321,077	$328,546	$254,407	$225,630	$192,266	$204,402	$196,248	$217,671	$203,227
Deferred revenue	470,408	411,764	414,312	344,905	289,818	265,573	305,898	304,993	279,809
Borrowings on credit facility short-term	—	247,000	54,971	254,174	97,000	—	—	—	—
Current portion of long-term debt	142	26	18	27	23	5,017	5,010	5,003	5,000

Total current liabilities	791,627	987,336	723,708	824,736	579,107	474,992	507,156	527,667	488,036

Non-current income taxes payable	119,360	115,318	119,951	123,385	125,991	82,963	87,343	89,101	90,813
Long-term debt, less current portion	—	—	—	—	—	45,000	45,000	45,000	45,000
Other liabilities	17,449	23,699	25,658	29,838	30,971	36,394	54,527	38,288	38,325
Non-current liabilities of discontinued operations	—	—	—	—	—	—	—	—	—

Total liabilities	928,436	1,126,353	869,317	977,959	736,069	639,349	694,026	700,056	662,174

Common stock and class B common stock	134	134	133	134	134	134	134	135	135
Additional paid-in capital	1,397,281	1,363,655	1,367,373	1,374,049	1,382,649	1,388,609	1,395,969	1,394,915	1,404,043
Accumulated other comprehensive income	143,264	87,460	25,801	8,327	28,360	71,133	64,167	48,470	20,608
Accumulated deficit	(417,406)	(374,628)	(346,034)	(356,375)	(357,745)	(324,993)	(327,106)	(351,285)	(354,242)

Total stockholders’ equity	1,123,273	1,076,621	1,047,273	1,026,135	1,053,398	1,134,883	1,133,164	1,092,235	1,070,544

Total liabilities and stockholders’ equity	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718

Selected Financial Ratios(1)
- Annualized return on equity	11.1%	15.6%	10.8%	-4.0%	-0.5%	12.0%	-0.7%	-8.7%	-1.1%
- Book value per share	$9.30	$9.08	$8.83	$8.61	$8.83	$9.49	$9.47	$9.05	$8.87
- Cash and marketable securities per share	$4.42	$6.18	$2.65	$4.20	$2.78	$2.37	$2.51	$2.59	$2.49
- Net cash and securities	$533,095	$485,632	$259,033	$247,038	$235,034	$233,895	$250,106	$262,409	$251,123

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	6M 2009	6M 2010
Segment OIBDA(1):
Careers — North America	$67,636	$52,516	$44,138	$12,272	$22,066	$16,902	$12,988	$5,671	$26,825	$34,338	$32,496
Careers — International	40,361	39,060	23,833	10,749	8,386	8,154	9,024	(3,089)	5,583	19,135	2,494

Careers OIBDA(1)	107,997	91,576	67,971	23,021	30,452	25,056	22,012	2,582	32,408	53,473	34,990

Internet Advertising & Fees OIBDA(1)	7,508	7,425	6,293	6,364	7,939	8,247	7,573	4,764	4,056	14,303	8,820

Total Monster OIBDA(1)	$115,505	$99,001	$74,264	$29,385	$38,391	$33,303	$29,585	$7,346	$36,464	$67,776	$43,810

Corporate expenses before D&A(1)	$(61,196)	$(13,192)	$(5,810)	$(13,843)	$(10,812)	$(2,851)	$1,206	$(15,349)	$(13,775)	$(24,655)	$(29,124)

Proforma operating income(1):
Careers — North America	$59,335	$43,771	$34,314	$3,100	$12,405	$9,519	$4,226	$(491)	$17,500	$15,505	$17,009
Careers — International	33,316	32,467	17,711	7,413	1,983	782	297	(11,269)	(3,989)	9,396	(15,258)

Careers Proforma operating income(1)	92,651	76,238	52,025	10,513	14,388	10,301	4,523	(11,760)	13,511	24,901	1,751

Internet Advertising & Fees ProForma operating income (loss)(1)	4,994	4,977	3,745	4,003	5,096	6,506	4,993	2,145	561	9,099	2,706

Total Monster Proforma income(1)	$97,645	$81,215	$55,770	$14,516	$19,484	$16,807	$9,516	$(9,615)	$14,072	$34,000	$4,457

Corporate Proforma expenses(1)	$(19,308)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(12,913)	$(9,567)	$(14,528)	$(12,223)	$(26,044)	$(26,751)

Segment operating income (loss):(1)
Careers — North America	$58,409	$43,120	$34,025	$828	$10,919	$6,057	$1,866	$(3,772)	$17,454	$11,747	$13,682
Careers — International	31,916	30,230	12,938	(671)	(2,019)	(2,181)	(1,412)	(13,412)	(4,536)	(2,690)	(17,948)

Careers operating income (loss)	90,325	73,350	46,963	157	8,900	3,876	454	(17,184)	12,918	9,057	(4,266)

Internet Advertising & Fees operating income (loss)	4,656	4,726	3,715	3,557	4,926	5,091	4,540	1,236	546	8,483	1,782

Total Monster operating income (loss)	$94,981	$78,076	$50,678	$3,714	$13,826	$8,967	$4,994	$(15,948)	$13,464	$17,540	$(2,484)

Corporate expenses	$(63,732)	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(6,015)	$(1,624)	$(18,926)	$(17,344)	$(32,673)	$(36,270)

Margin Analysis:

Careers — North America OIBDA margin	41.2%	33.8%	32.7%	10.3%	21.7%	17.8%	14.3%	5.8%	27.7%	15.5%	16.8%
Careers — North America Proforma operating margin	36.1%	28.2%	25.4%	2.6%	12.2%	10.0%	4.6%	-0.5%	18.1%	7.0%	8.8%
Careers — North America operating margin	35.6%	27.8%	25.2%	0.7%	10.7%	6.4%	2.1%	-3.9%	18.0%	5.3%	7.1%

Careers — International OIBDA margin	25.8%	27.4%	19.4%	10.4%	9.5%	9.6%	10.2%	-3.6%	6.4%	10.0%	1.4%
Careers — International Proforma operating margin	21.3%	22.8%	14.2%	7.1%	2.2%	0.9%	0.3%	-13.2%	-4.6%	4.8%	-8.8%
Careers — International operating margin	20.4%	21.2%	10.5%	-0.6%	-2.3%	-2.6%	-1.6%	-15.7%	-5.2%	-1.4%	-10.4%

Careers OIBDA margin	33.6%	30.8%	26.4%	10.3%	16.0%	13.9%	12.3%	1.4%	17.6%	12.9%	9.5%
Careers Proforma operating margin	28.9%	25.6%	20.0%	4.7%	7.5%	5.7%	2.5%	-6.4%	7.4%	6.0%	0.5%
Careers operating margin	28.1%	24.6%	18.2%	0.1%	4.7%	2.2%	0.3%	-9.4%	7.0%	2.2%	-1.2%

Internet Advertising & Fees OIBDA margin	22.5%	21.5%	19.2%	20.2%	24.3%	23.8%	22.4%	14.6%	13.0%	22.3%	13.8%
Internet Advertising & Fees Proforma operating margin	15.0%	14.4%	11.4%	12.7%	15.6%	18.8%	14.8%	6.6%	1.8%	14.2%	4.2%
Internet Advertising & Fees operating margin	14.0%	13.7%	11.3%	11.3%	15.1%	14.7%	13.5%	3.8%	1.8%	13.2%	2.8%

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	6M 2009	6M 2010

Monster Careers	90.6%	89.6%	88.7%	87.6%	85.4%	83.9%	84.2%	84.8%	85.5%	86.6%	85.2%
Internet Advertising & Fees	9.4%	10.4%	11.3%	12.4%	14.6%	16.1%	15.8%	15.2%	14.5%	13.4%	14.8%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	35.9%	38.8%	42.4%	44.0%	46.4%	47.9%	49.5%	54.9%	48.4%	45.2%	51.7%
Office and general	17.4%	17.2%	15.2%	18.0%	19.2%	19.8%	14.8%	21.2%	19.2%	18.6%	20.2%
Marketing and promotion	19.5%	17.4%	18.1%	29.0%	20.2%	21.3%	21.2%	27.7%	21.8%	24.8%	24.8%
Provision for (Reversal of) legal settlements, net	11.3%	0.0%	0.0%	0.0%	0.0%	-3.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Restructuring and other special charges	0.8%	1.1%	1.1%	4.3%	2.3%	0.0%	0.0%	0.0%	0.0%	3.4%	0.0%
Depreciation expense	3.5%	4.0%	5.1%	5.4%	6.5%	7.1%	7.3%	6.7%	6.4%	5.9%	6.6%
Amortization of restricted stock and RSU Plan	2.4%	2.2%	2.4%	4.0%	4.4%	4.6%	4.4%	4.7%	5.0%	4.2%	4.9%
Non-cash stock option expense	0.1%	0.0%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Amortization of intangibles	0.4%	0.4%	0.9%	1.0%	1.1%	1.0%	1.0%	1.0%	0.9%	1.1%	0.9%

Operating expenses	91.2%	81.2%	85.3%	105.8%	100.2%	98.6%	98.4%	116.2%	101.8%	103.2%	109.0%

Operating income (loss)	8.8%	18.8%	14.7%	-5.8%	-0.2%	1.4%	1.6%	-16.2%	-1.8%	-3.2%	-9.0%
Interest and other, net	0.9%	1.6%	0.5%	0.5%	0.0%	0.0%	-3.3%	-0.3%	0.4%	0.3%	0.1%

Income (loss) from continuing operations, pre-tax	9.7%	20.4%	15.3%	-5.3%	-0.1%	1.4%	-1.7%	-16.5%	-1.4%	-2.9%	-9.0%

Income taxes (benefit from)	3.4%	6.8%	5.1%	-1.8%	0.0%	-14.4%	-1.1%	-5.7%	-0.4%	-1.0%	-3.0%
Losses in equity interests, net	-1.0%	-0.6%	-0.1%	-0.5%	-0.5%	-0.5%	-0.4%	-0.4%	-0.4%	-0.5%	-0.4%

Income from continuing operations	5.2%	13.0%	10.0%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%	-1.4%	-2.5%	-6.3%

(Loss) income from disc. operations, net of tax	3.5%	-0.1%	-0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss)	8.7%	12.9%	9.8%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%	-1.4%	-2.5%	-6.3%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands,)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	6M 2009	6M 2010

Proforma revenue(1)	$354,294	$332,189	$292,885	$255,397	$223,782	$215,085	$213,149	$215,305	$214,917	$479,179	$430,222

Deferred revenue related to acquisitions	—	—	2,213	994	725	552	—	—	—	1,719	—

Revenue	$354,294	$332,189	$290,672	$254,403	$223,057	$214,533	$213,149	$215,305	$214,917	$477,460	$430,222

OIBDA(1)	$54,309	$85,809	$68,454	$15,542	$27,579	$30,452	$30,791	$(8,003)	$22,689	$43,121	$14,686

Depreciation expense	12,330	13,336	14,761	13,769	14,479	15,230	15,639	14,521	13,782	28,248	28,303
Amortization of restricted stock and RSU Plan	8,351	7,437	7,046	10,149	9,816	9,924	9,417	10,124	10,744	19,965	20,868
Non-cash stock option expense	182	165	178	199	104	157	155	143	133	303	276
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	—	—	—	—
Restructuring non-cash write-offs	923	924	924	3,668	1,053	—	—	—	—	4,721	—
Amortization of intangibles	1,274	1,374	2,756	2,551	2,466	2,189	2,210	2,083	1,910	5,017	3,993

Operating income (loss)	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(15,133)	$(38,754)

Proforma operating income (loss)(1)	$78,337	$70,040	$41,476	$228	$7,728	$3,894	$(51)	$(24,143)	$1,849	$7,956	$(22,294)

Provision for (Reversal of) legal settlements, net	40,100	—	—	—	—	(6,850)	—	—	—	—	—
Stock option investigation	4,256	3,875	(6,682)	3,020	2,245	(474)	(8,037)	—	—	5,265	—
Security breach	—	—	—	—	—	—	—	—	—	—	—
Non-Gaap severance	—	—	—	—	—	5,907	2,866	6,360	494	—	6,854
Non-Gaap facilities	—	—	—	—	—	1,807	1,750	—	—	—	—
Non-Gaap Integration fees	—	—	—	—	—	—	—	4,371	5,235	—	9,606
Deferred revenue related to acquisitions	—	—	2,213	994	725	552	—	—	—	1,719	—
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	—	—	—	—
Restructuring program non-cash write-offs	923	924	924	3,668	1,053	—	—	—	—	4,721	—
Restructuring expenses, less non-cash items	1,809	2,668	2,232	7,340	4,044	—	—	—	—	11,384	—

Operating income (loss)	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(15,133)	$(38,754)

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.